                                                                   EXHIBIT 10.15

                               AMENDMENT NO. 2 TO
            THIRD AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

     This Amendment No. 2 (the "Amendment") to the Third Amended and Restated
                                ---------
Registration Rights Agreement (the "Agreement") dated as of June 28, 1996, as
                                    ---------
amended September 26, 1997, by and among Preview Travel, Inc., a California corporation (the "Company"), and certain of the Company's investors, is made
                  -------
this 17th day of November, 1997 by and among the Company, NBC Multimedia, Inc. ("NBC Multimedia") and the undersigned holders of at least a majority of the
  --------------
Registrable Securities (as defined in the Agreement), who shall hereinafter be referred as the "Consenting Holders."
                 ------------------

     The Company has granted to the holders of its Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock registration and other rights under the Agreement;

     On September 26, 1997, the Company issued to NBC Multimedia a warrant to purchase 189,000 shares of Series E Preferred Stock (the "NBC Warrant"); and
                                                          -----------

     NBC Multimedia has requested that the Investors extend to NBC Multimedia the registration and other rights that were extended to the holders of the Registrable Securities pursuant to the Agreement.

     The Consenting Holders have agreed to the extension of such rights to the Investors.

     In consideration of the mutual covenants set forth herein and for other good and valuable consideration, the receipt of which is hereby acknowledged, the undersigned hereby consent and agree as follows:

     1. All terms not defined herein shall have the meaning set forth in the Agreement.

     2. NBC Multimedia shall be deemed a party to the Agreement and shall be deemed a "Holder" for purposes of the Agreement and shall be entitled to all of
          ------
the rights, benefits and privileges of, and subject to all of the restrictions on, a "Holder" under the Agreement.
       ------

     3.  NBC Multimedia shall be deemed to be both a "Series E Purchaser" and a
                                                      ------------------
"Purchaser" for purposes of the Agreement.
 ---------

     4. Each share of Series E Preferred Stock acquired by NBC Multimedia upon exercise of the NBC Warrant shall be deemed to be both "Series E Preferred" and
                                                        ------------------
"Preferred" for purposes of the Agreement.
 ---------

     5. This Amendment shall become effective upon the execution of this Amendment by the Company and the holders of at least a majority of the Registrable Securities.

     6. Except as otherwise specifically provided herein, the Agreement shall remain in full force and effect, and the undersigned shall be entitled to all the rights and subject to all the restrictions thereunder.

     7. This Amendment may be executed in one or more counterparts, each of which shall be an original but all of which, taken together, shall constitute one and the same.

     8. This Amendment shall be governed in all respects by the laws of the State of California.

                            [SIGNATURE PAGES FOLLOW]

     The foregoing Amendment is hereby executed as of the date first above written.


                              COMPANY

                              PREVIEW TRAVEL, INC.,
                              a California corporation

                              By:    /s/ KENNETH R. PELOWSKI
                                 ---------------------------

                              Name:  Kenneth R. Pelowski
                                   ----------------------
                              Title:  CFO
                                    -----


                              CONSENTING HOLDER

                              US WEST Interactive Services, Inc.


                              By:    /s/ U S WEST INTERACTIVE SERVICES
                                   -----------------------------------
                              Title:   President
                                      ----------



                              Kleiner Perkins Caufield & Byers VII

                              By:  /s/ Kleiner Perkins Caufield & Byerrs VII
                                   -----------------------------------------
                              Title:  General Partner
                                      ---------------



                              KPCB VII Founders Fund

                              By:  /s/ KPCB VII Founders Fund
                                   --------------------------
                              Title:  General Partner
                                      ---------------



                              KPCB Information Sciences Zaibatsu Fund II

                              By:  /s/ KPCB Information Sciences Zaibatsu
                                   --------------------------------------
                              Fund II
                              -------
                              Title:  General Partner
                                      ---------------



                              America Online, Inc.

                              By:  /s/ America Online, Inc.
                                   ------------------------
                              Title:

                              KLAS, INC.

                              By: /s/ LOUIS F. RYAN
                                 ------------------
                              Name:   Louis F. Ryan
                                   ----------------
                              Title:  Secretary
                                    -----------


                              James J. Hornthal and Bethany S. Hornthal,
                              Trustees of the Hornthal Living Trust dated
                              12/23/92


                              By:  /s/ JAMES J. HORNTHAL
                                   ---------------------

                              Title:  Trustee
                                      -------


                              GENERAL ELECTRIC CAPITAL CORPORATION

                              By:  /s/ JEFFREY COATS
                                  ------------------
                              Name:  Jeffrey Coats
                                   ---------------
                              Title:  Department Operations Manager
                                    -------------------------------


                              NBC MULTIMEDIA, INC.


                              By:  /s/ NBC MULTIMEDIA, INC.
                                 --------------------------

                              Title:  SVP
                                    -----